UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

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Date of report (Date of earliest event reported)  October 27, 2004
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                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                       0-3658                               95-1068610
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(State or Other Jurisdiction   (Commission                         (IRS Employer
of Incorporation)               File Number)                 Identification No.)

1 First American Way, Santa Ana, California                           92707-5913
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

         On October 27, 2004, The First American Corporation issued a press release announcing its financial results for the quarter ended September 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1.

         The information in this current report, including the exhibit hereto, is being "furnished" in accordance with General Instruction B.2 of Form 8-K. As such, this information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated in such filings.

Item 9.01.        Financial Statements and Exhibits.


Exhibit No.                  Description
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99.1                         Press Release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  THE FIRST AMERICAN CORPORATION



Date: October 27, 2004            By:  /s/ Thomas A. Klemens
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                                     Name:   Thomas A. Klemens
                                     Title:  Senior Executive Vice President and
                                             Chief Financial Officer